EXHIBIT 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF ALTA MESA RESOURCES, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, I, Michael A. McCabe, Chief Financial Officer of Alta Mesa Resources, Inc., hereby certify to the best of my that:

1.	This Quarterly Report on Form 10-Q for the period ended June 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in this Quarterly Report on Form 10-Q for the period ended June 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of Alta Mesa Resources, Inc. for the periods presented therein.

Date: August 15, 2018

/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer